EXHIBIT 32.1

Certification Pursuant To

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Humphrey Hospitality Trust, Inc., on Form 10-K for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul J. Schulte, President of Humphrey Hospitality Trust, Inc., certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Humphrey Hospitality Trust, Inc.

March 31, 2005	/s/ Paul J. Schulte
Paul J. Schulte
President and Chief Executive Officer

In connection with the Annual Report of Humphrey Hospitality Trust, Inc., on Form 10-K for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donavon A. Heimes, Chief Financial Officer, Treasurer and Corporate Secretary of Humphrey Hospitality Trust, Inc., certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Humphrey Hospitality Trust, Inc.

March 31, 2005	/s/ Donavon A. Heimes
Donavon A. Heimes
Chief Financial Officer, Treasurer and Secretary